EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 7, 2001, except for the fifth paragraph of
Note 8, as to which the date is October 12, 2001, in post effective Amendment No. 3 to the Registration Statement (Form S-3 No. 333-64499) and related Prospectus of Implant Sciences Corporation.


                                                 /s/  ERNST  &  YOUNG  LLP



Boston,  Massachusetts
December  26,  2001


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